EVERGREEN BALANCED FUNDS

SUPPLEMENT TO THE PROSPECTUS

DATED AUGUST 1, 2004

I.              Evergreen Foundation Fund

                The Board of Trustees of the Evergreen Funds, at a meeting held on December 8 and 9, 2004, approved a proposal to reorganize Evergreen Foundation Fund (Target Fund) into Evergreen Balanced Fund (Surviving Fund).  If the shareholders of the Target Fund approve the proposal, all of the assets of the Target Fund will be transferred to the Surviving Fund and shareholders of the Target Fund will receive shares of the Surviving Fund in exchange for their shares.  Shareholders of record of the Target Fund as of January 14, 2005, are scheduled to vote on the proposal at a special meeting of shareholders.  The special meeting of shareholders held on April 1, 2005 to vote on this proposal was adjourned to April 26, 2005.  If approved at the special meeting of shareholders, the reorganization is now proposed to take place on or about June 10, 2005.  Shareholders of the Target Fund were mailed information detailing the proposal on or about February 18, 2005.

II.            Evergreen Balanced Fund and Evergreen Foundation Fund (the “Funds”)

                Effective April 18, 2005, the first paragraph under the section of the prospectus entitled “THE FUNDS’ PORTFOLIO MANAGERS” is revised as follows:

                The equity portion of the Fund is managed by a team of portfolio management professionals from EIMC’s Value Equity team, with team members responsible for various sectors.

III.           Evergreen Balanced Fund, Evergreen Foundation Fund (the “Funds”)

Effective October 1, 2004, the sections in the prospectuses of the Funds entitled "HOW TO CHOOSE AN EVERGREEN FUND" and "HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU" have been replaced in their entirety with the following pages, and a section entitled "HOW TO REDUCE OR ELIMINATE YOUR SALES CHARGE" has been added to the prospectuses, immediately following the revised sections.

HOW TO CHOOSE AN EVERGREEN FUND

When choosing an Evergreen fund, you should:

Most importantly, read the prospectus to see if the Fund is suitable for you.

Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading the Fund's prospectus. He or she can also assist you through all phases of opening your account.

Request any additional information you want about the Fund, such as the Statement of Additional Information (SAI), Annual Report or Semi-annual Report by calling 1.800.343.2898. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at EvergreenInvestments.com.

Short-Term Trading Policy

Excessive short-term trading in a Fund's shares by investors can be detrimental to the interests of long-term shareholders.  Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of or otherwise negatively impact the value of the Fund's shares.

To limit the negative effects on the Funds of short-term trading, the Funds have adopted certain restrictions on trading by investors.  Investors are limited to three "round trip" exchanges per calendar quarter and five "round trip" exchanges per calendar year.  A "round trip" exchange occurs when an investor exchanges from one fund to another fund and back to the original fund.  In addition, each Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if the Fund determines in its sole discretion that the trading activity by the investor may be materially detrimental to the interests of long-term shareholders.  The Funds may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above.  In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Funds consider a number of factors such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis.   However, there are certain limitations on the Funds' ability to detect and prevent trading that would violate these restrictions.  For example, while the Funds have access to trading information relating to investors who trade and hold their shares directly with the Funds, the Funds may not have access to such information for investors who trade through financial intermediaries such as broker-dealers and financial advisors or through retirement plans.  Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Funds.  In the case of omnibus accounts, the Funds may not have access to information regarding trading activity by individual investors, and therefore are unable to monitor for excessive short-term trading or violations of the Funds' trading restrictions.  For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Funds' trading restrictions may occur despite the Funds' efforts to prevent them.

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

After choosing a Fund, you select a share class. Each share class has its own sales charge and fee structure. For additional information regarding these fees, see "Service Fees and Commissions Paid to Investment Firms" in part two of the SAI. Pay particularly close attention to the fee structure of each class so you know how much you will be paying before you invest.

There are several ways in which you may be able to reduce or eliminate sales charges. For example, combining the amounts held in Evergreen fund accounts by certain family members, or committing to invest an amount eligible for reduced sales charges within a certain period of time, may allow you to reduce or eliminate the sales charge. You may also be able to eliminate your sales charge based on how you make your investment in the Evergreen funds (such as through a financial advisor's wrap account program), based on your relationship to the Evergreen funds and their related companies (for example, if you are an employee of Wachovia Corporation or a broker-dealer that sells Evergreen funds) and under certain circumstances (for example, upon the death or disability of a shareholder named on the account). See "How To Reduce or Eliminate Your Sales Charge" below for more details about these programs, and remember to inform Evergreen or your investment professional of any other holdings in Evergreen funds or circumstances that may make you eligible for reduced sales charges.

Class A

If you select Class A shares, you may pay a front-end sales charge as described in the following table, but you do not pay a contingent deferred sales charge (except in the limited circumstances described below). In addition, Class A shares are subject to an expense known as 12b-1 fees.

The front-end sales charge is deducted from your investment before it is invested. The actual charge depends on the amount invested, subject to any waivers or reductions for which you may be eligible (see “How to Reduce or Eliminate Your Sales Charge” below):

Your Investment	Sales Charge(1) as a % of Offering Price	Sales Charge(1) as a % of Your Net Investment	Dealer Commission as a % of Offering Price
Up to $49,999	5.75%	6.10%	5.00%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000-$2,999,999	0.00%	0.00%	1.00% of the first $2,999,999, plus
$3,000,000-$4,999,999	0.00%	0.00%	0.50% of the next $2,000,000, plus
$5,000,000 or greater	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000

The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

Purchases of Class A shares in connection with reinvestments of distributions, exchanges from Class A shares of another Evergreen fund where you paid a sales charge and distribution exchanges (purchasing shares of one Evergreen fund using distributions from another Evergreen fund) are not subject to sales charges. Although no front-end sales charge applies to purchases of $1 million and over, you will pay a 1.00% contingent deferred sales charge if you redeem any such shares within one year. The holding period for the contingent deferred sales charge for Class A shares ends on the first day of the same month of the following calendar year after your purchase is accepted. For example, if you invest more than $1 million in Class A shares on July 22nd, a redemption of any of those shares will be subject to the 1.00% contingent deferred sales charge through June 30th of the following year.

The front-end sales charge may be reduced or eliminated under certain circumstances. See "How To Reduce or Eliminate Your Sales Charge" below.

Class B

If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, you may pay a contingent deferred sales charge if you redeem your shares within six years. See "Calculating the Contingent Deferred Sales Charge for Class B and Class C Shares" for information on how the six-year holding period is calculated and how the contingent deferred sales charge is calculated at the time of redemption. In addition, your shares are subject to 12b-1 fees. After eight years, Class B shares automatically convert to Class A shares.

The amount of the maximum contingent deferred sales charge depends on the length of time the shares are held, as shown below:

Years Held	Maximum Contingent Deferred Sales Charge
1	5.00%
2	4.00%
3	3.00%
4	3.00%
5	2.00%
6	1.00%
Thereafter	0.00%
8	Converts to Class A
Dealer Allowance	4.00%

The maximum contingent deferred sales charge and dealer allowance may be reduced for certain investors. See "How To Reduce or Eliminate Your Sales Charge" below.

A shareholder may not purchase Class B shares if the purchase would cause the shareholder's aggregate Class B share holdings in the Evergreen funds to exceed $250,000. Purchase orders that would cause a shareholder's account to exceed this amount in Class B shares will be treated as a purchase of Class A shares. However, Evergreen is not able to track a shareholder's purchases made through financial intermediaries and held in an omnibus account. It will be necessary for the financial intermediary to track purchases of the Funds by their clients to ensure adherence to our policy. Certain of the Funds' financial intermediaries are currently in the process of enhancing their computer systems in order to have the ability to aggregate shares. Until these systems are complete, such financial intermediaries are unable to aggregate share class purchases. Purchases of Class B shares made through different financial intermediaries, such as through two different broker-dealers, would not be able to be tracked and aggregated.

Class C

If you select Class C shares, you do not pay a front-end sales charge but your shares are subject to 12b-1 fees. In addition, you may pay a contingent deferred sales charge if you redeem your shares within one year. See "Calculating the Contingent Deferred Sales Charge for Class B and Class C Shares " for information on how the one-year holding period is calculated and how the contingent deferred sales charge is calculated at the time of redemption. These shares do not convert to Class A shares, so the higher 12b-1 fees paid by Class C shares continue for the life of the account.

The amount of the maximum contingent deferred sales charge depends on the length of time the shares are held, as shown below:

Years Held	Maximum Contingent Deferred Sales Charge
1	1.00%
Thereafter	0.00%
Dealer Allowance	1.00%

The maximum contingent deferred sales charge and dealer allowance may be reduced for certain investors. See "How To Reduce or Eliminate Your Sales Charge."

Class I

Each Fund offers Class I shares at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fees. Class I shares are only offered, subject to the minimum initial purchase requirements stated under "How To Buy Shares," in the following manner:  (1) to investment advisory clients of EIMC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005.

Calculating the Contingent Deferred Sales Charge for Class B and Class C Shares

The holding period for the contingent deferred sales charge for Class B and Class C Shares begins on the day your purchase is accepted. See "How to Buy Shares" for a complete description of the Funds' purchase procedures. For example, if you purchase Class B shares on January 2nd, a redemption of any of those shares will be subject to the 5.00% contingent deferred sales charge through January 2nd of the following year. Beginning on January 3rd of the following year, you will be subject to the 4.00% contingent deferred sales charge on redemptions of those shares through January 2nd of the next year. Please refer to the tables above for the complete schedule of each class's maximum contingent deferred sales charge.

If a contingent deferred sales charge is imposed, the Fund deducts it from the redemption proceeds you would otherwise receive. The contingent deferred sales charge is a percentage of the lesser of (i) the NAV of the shares at the time of redemption or (ii) the shareholder's original net cost for such shares. Upon request for redemption, the Fund will first seek to redeem shares not subject to the contingent deferred sales charge and then shares held the longest in an effort to keep the contingent deferred sales charge a shareholder would pay as low as possible. The contingent deferred sales charge on any redemption is, to the extent permitted by NASD Regulation, Inc., paid to EIS or its predecessor.

Promotional Incentives on Dealer Commissions

EIS may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at EIS's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions. Please see "Distribution Expenses Under Rule 12b-1" in the SAI for more information regarding promotional incentives.

Additional Compensation to Financial Services Firms

EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC's or EIS's resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. Please contact your investment professional for more details regarding these arrangements or contact an Evergreen funds service representative for a listing of financial services firms with whom we have such arrangements.

HOW TO REDUCE OR ELIMINATE YOUR SALES CHARGE

There are several ways in which you may be able to reduce or eliminate sales charges, regardless of whether you hold your shares directly with the Fund or through a financial intermediary.

Contact Evergreen or your investment professional if you think you may qualify for any of the sales charge reduction or elimination programs described below.

At the time of making a purchase or redemption, it may be necessary for you to inform Evergreen or your investment professional of the existence of other accounts, or any other facts and circumstances, that may be relevant to qualifying for any of these programs and to provide Evergreen or your investment professional with certain information or records, such as account statements, to verify your qualification for any of these programs. You should provide information and records regarding shares of Evergreen funds held in all accounts with your investment professional or any other financial intermediary by you and/or members of your immediate family. For further details on exactly who is a member of your immediate family, please see the discussion entitled "Immediate Family Members" at the end of this section.

You can find information relating to the Funds' sales charge reduction and elimination programs free of charge at EvergreenInvestments.com. For more information on sales charge reduction and elimination programs, see "Purchase and Redemption of Shares" in the SAI.

Class A

Rights of Accumulation. You may add the current value of all of your existing Evergreen funds investments in Class A, Class B and Class C shares, excluding amounts invested in Evergreen money market funds on which you have not previously paid a sales charge, to determine the front-end sales charge to be applied to your current Class A purchase. You may include the value of Evergreen funds investments held by the members of your immediate family (please see the discussion entitled "Immediate Family Members" at the end of this section), including the value of Evergreen funds investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs. However, the value of Evergreen funds investments held in employer retirement plans, such as 401(k) plans, is not eligible for inclusion.

Letter of Intent. You may reduce the front-end sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of one or more Evergreen funds over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Combined Purchases. You may reduce your front-end sales charge for purchases of Class A shares if you purchase Class A, Class B and Class C shares in multiple Evergreen funds, excluding amounts that you intend to invest in any Evergreen money market funds on which no sales charge will be paid, at the same time. The combined dollar amount invested in Class A, Class B and Class C shares will determine the front-end sales charge applied to all of your current Class A purchases. For example, if you invest $75,000 in each of two different Evergreen funds, you pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50%).

NAV Purchases. Each Fund may sell Class A shares at NAV, without a front-end or contingent deferred sales charge except as described below, to the following:

Current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual's immediate family (please see the discussion entitled "Immediate Family Members" at the end of this section).

Employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual's immediate family (please see the discussion entitled "Immediate Family Members" at the end of this section).

Corporate-sponsored retirement plans and non-qualified deferred compensation plans sponsored by an organization having 100 or more eligible employees. Such purchases are subject to a dealer commission of 1.00% of the amount of purchase paid to the dealer by EIS (subject to recapture by EIS from the dealer if the purchase is redeemed within 12 months after the month of purchase).

  Institutional investors (which may include bank trust departments and registered investment advisors).
  Wrap, or separately managed, accounts, which are accounts held with investment advisors, consultants or financial planners who have entered into an agreement with Evergreen, charge their clients a management, consulting, advisory or other fee and place trades for the accounts of their clients.
  In connection with the court-approved settlement of the lawsuit, O'Malley v. Boris, C.A. No. 15735-NC, a class action involving certain successors in interest to EVEREN Securities, Inc., Evergreen has agreed to permit class members to purchase up to $50,000 in Class A shares of certain eligible mutual funds, including the Fund, at NAV without a front-end sales charge. Class members may transfer this benefit to certain family members and related entities. This benefit expires as of April 29, 2009.

Class B and Class C

You will not be assessed a contingent deferred sales charge for Class B or Class C shares if you redeem shares in the following situations:

  When the shares were purchased through reinvestment of dividends/capital gains.
  Death of a shareholder named on the relevant account, provided the redemption is made prior to registering the account in another name or changing the account registration to remove the decedent's name.
  Disability of a shareholder named on the relevant account incurred after purchase of the shares (this generally excludes accounts registered in the names of trusts and other entities).
  Systematic withdrawals of up to 1.00% of the account balance per month or up to 3.00% of the account balance per quarter.
  Shares in an account that has been closed because it falls below the minimum initial purchase amount.
  Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA.
  Mandatory withdrawals from the ERISA plan of a shareholder who is at least 70½ years old.
  Loan proceeds and financial hardship distributions from a retirement plan.
  Returns of excess contributions or excess deferral amounts made to a retirement plan participant.
  A redemption by an individual participant in a corporate-sponsored retirement plan and non-qualified deferred compensation plan (this waiver is not available in the event such a plan, as a whole, redeems substantially all of its assets).

Classes A, B and C

Reinstatement Privileges. Subject to the Funds’ Short-Term Trading Policy, within 90 days of redeeming out of an Evergreen fund, you may re-establish your investment at the current NAV by reinvesting some, or all, of your redemption proceeds into the same share class of any Evergreen fund in an account registered in the same name(s). If a contingent deferred sales charge was deducted from your redemption proceeds, the amount of the contingent deferred sales charge attributable to the amount reinvested will be credited to your account at the NAV on the date of reinstatement. Your contingent deferred sales charge schedule will resume from the time of the original redemption. Any redemption fee charged in connection with the redemption will not be refunded in connection with these privileges. If you are eligible for reinstatement, you must inform Evergreen or your investment professional at the time of your reinvestment or you may not receive reinstatement in accordance with these privileges.

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Immediate Family Members

Immediate family members include the following, and only the following:

Your spouse, who is the person to whom you are legally married.  We also consider your spouse to include the following:

an individual of the same sex with whom you have been joined in a civil union, or legal contract similar to marriage;

a domestic partner, who is an individual (including one of the same sex) with whom you share a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both of you provide personal or financial welfare of the other without a fee, to whom you are not related by blood and to whom you are not married; and

an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Your parents, who are your biological or adoptive mother and father. We also consider your parents to include any legal guardian, who is the person legally placed in charge of your affairs if you are a minor or legally incompetent, and your stepparents. We do not consider your parents to include any mother-in-law, father-in-law or grandparent.

Your siblings, who are your biological brothers and sisters, stepbrothers and stepsisters. We also consider your siblings to include your adoptive brothers and sisters. We do not consider your siblings to include any brother-in-law or sister-in-law.

Your children, who are your biological or adopted sons and daughters. We also consider your children to include your stepchildren, legal wards and persons for whom you stand in loco parentis. We do not consider your children to include any daughter-in-law, son-in-law or grandchild.

In addition, the following chart replaces the chart currently contained in the section of the Funds’ prospectus entitled “HOW TO BUY FUND SHARES”:

	Minimum Initial Purchase of Class A, B and C Shares[1]	Minimum Initial Purchase of Class I Shares	Minimum Additional Purchases
Regular Accounts
	$1,000[2]	$1,000,000[3,4]	None
IRAs	$250	N/A4	None
Systematic Investment Plan	$50	N/A4	$25/monthly (for Classes A, B and C)[4]

1The maximum aggregate purchase amount of Class B shares by a shareholder in the Evergreen funds is $250,000.

2The Evergreen funds may redeem accounts that fall below the minimum initial purchase amount.

3Minimum initial purchase amount of $1 million does not apply to former Class Y shareholders, former SouthTrust funds shareholders or to investment advisory clients of EIMC (or its advisory affiliates) when purchased by such advisors on behalf of their clients.

4Former Class Y and former SouthTrust funds shareholders may invest at the Class A, B and C share amounts.

Effective May 1, 2005, the paragraph under the section in the prospectus entitled “Rights of Accumulation” is replaced with the following:

You may add the current value of all of your existing Evergreen funds investments in Class A, Class B and Class C shares, excluding amounts invested in Evergreen money market funds on which you have not previously paid a sales charge, to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at either the Evergreen funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge.  Shares held through other financial services firms may not be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of Evergreen funds investments held by the members of your immediate family (please see the discussion entitled "Immediate Family Members" at the end of this section), including the value of Evergreen funds investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at either the Evergreen funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase. However, the value of Evergreen funds investments held in employer retirement plans, such as 401(k) plans, is not eligible for inclusion.

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IV.           The following section is been added to the prospectus of the Funds:

LEGAL PROCEEDINGS

Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things.  The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms.  EIMC, Evergreen Investment Services, Inc. (EIS) and Evergreen Service Company, LLC (ESC) (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations.  Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (SEC) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen.  The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and Evergreen Emerging Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the Fund’s prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a Fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the Funds’ prospectuses, and (iv) the adequacy of e-mail retention practices.  In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the Fund  $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by the Fund on the client’s account.  In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the Fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account.  Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business.  Any penalties or restitution will be paid by Evergreen and not by the Evergreen Funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits.  EIMC does not expect that any of such legal actions pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance, that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

April 18, 2005                                                                                                                                                                  573431 (04/05)